Prospectus supplement dated June 1, 2017
to the following prospectus(es):
Scudder Deutsche PCVUL
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective June 5, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Janus Aspen Series - Enterprise Portfolio: Service Shares	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Aspen Series - Flexible Bond Portfolio: Service Shares	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Aspen Series - Perkins Mid Cap Value Portfolio: Service Shares	Janus Henderson VIT Mid Cap Value Portfolio: Service Shares
GWP-0671